UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2014

Forest Oil Corporation

(Exact name of registrant as specified in its charter)

New York	1-13515	25-0484900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 17th Street, Suite 3600 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 812-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On July 9, 2014, Forest Oil Corporation (“Forest” or the “Company”), Sabine Investor Holdings LLC, Sabine Oil & Gas Holdings LLC, Sabine Oil & Gas Holdings II LLC, Sabine Oil & Gas LLC and FR XI Onshore AIV, LLC entered into an Amended and Restated Agreement and Plan of Merger (the “Amended Merger Agreement”). See the Current Report on Form 8-K filed by Forest on July 10, 2014 for a summary of the Amended Merger Agreement.

In connection with the Amended Merger Agreement, on July 10, 2014, the board of directors of Forest declared a dividend of one preferred share purchase right (a “Right”) for each outstanding common share, par value $0.10 per share, and adopted a shareholder rights plan, as set forth in the Rights Agreement dated as of July 9, 2014 (the “Rights Agreement”), by and between the Company and Computershare Inc., as rights agent. The dividend is payable on July 21, 2014 to the stockholders of record on that date. See the Current Report on Form 8-K filed by Forest on July 10, 2014 for a summary of the Rights Agreement.

The Rights will not be exercisable until 10 days after the public announcement that a person or group has become an “Acquiring Person” by obtaining “Beneficial Ownership” (as defined in the Rights Agreement) of 5% or more of the outstanding common shares of the Company.

A stockholder will not become an “Acquiring Person” if such stockholder (1) executes a “Rights Plan Exemption Form” (the “Exemption Form”) and (2) delivers the Exemption Form to the Company at LCBusnardo@forestoil.com and RWSchelin@forestoil.com at least forty-eight (48) hours in advance of the stockholder taking any action that would result in the stockholder, together with its affiliates and associates, or any group to which it is (or they are) a member becoming an “Acquiring Person”.

By executing the Exemption Form, the stockholder certifies to the Company that (1) such stockholder, together with all “Affiliates” and “Associates” (as defined in the Rights Agreement) of such stockholder, does not and will not at any time prior to December 31, 2014 own or have any beneficial interest in any transaction, security or derivative or synthetic arrangements having the characteristics of a “short” position in or with respect to any indebtedness of the Company or that would increase in value as a result of decline in the value of any indebtedness of the Company or decline in the Company’s credit rating and (2) such stockholder will continue to satisfy clause (1) for so long as such stockholder would otherwise be an “Acquiring Person” if not for the exemption obtained by the delivery of the Exemption Form.

On July 11, 2014, Forest posted the Exemption Form to its website. The Exemption Form is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

99.1	Rights Plan Exemption Form.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transactions, Forest Oil Corporation intends to file a proxy statement with the Securities and Exchange Commission (“SEC”), and each of Sabine Oil & Gas LLC and Forest Oil Corporation also plan to file other relevant documents with the SEC regarding the proposed transactions. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the definitive proxy statement (if and when it becomes available) and other relevant documents filed by Sabine Oil & Gas LLC and Forest Oil Corporation with the SEC at the SEC’s website at www.sec.gov. You may also obtain Forest’s documents by contacting Forest Oil Corporation’s Investor Relations department at www.forestoil.com or by email at IR@forestoil.com.

PARTICIPANTS IN THE SOLICITATION

Forest Oil Corporation, Sabine Oil & Gas LLC and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. Information about Forest Oil Corporation’s directors is available in Forest Oil Corporation’s proxy statement filed with the SEC on March 26, 2014, for its 2014 annual meeting of shareholders, and information about Forest Oil Corporation’s executive officers is available in Forest Oil Corporation’s Annual Report on Form 10-K for 2013 filed with the SEC on February 26, 2014. Information about Sabine Oil & Gas LLC’s directors and executive officers is available in the registration statement on Form S-4 filed by New Forest Oil Inc. on May 29, 2014. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transactions when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Forest Oil Corporation using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements concerning the proposed transactions, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of Forest Oil Corporation or Sabine Oil & Gas LLC. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate the proposed transactions, the timing of consummation of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of Forest Oil Corporation to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the SEC by Forest Oil Corporation from time to time, including Forest Oil Corporation’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. For additional information on the risks and uncertainties that could impact Sabine Oil & Gas LLC’s business and operations, as well as risks related to the transactions, please see the registration statement on Form S-4 filed by New Forest Oil, Inc. on May 29, 2014. The forward-looking statements included in this document are made only as of the date hereof. Neither Forest Oil Corporation nor Sabine Oil & Gas LLC undertakes any obligation to update the forward-looking statements included in this document to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2014

FOREST OIL CORPORATION

By:	/s/ Richard W. Schelin
Name: Richard W. Schelin
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Rights Plan Exemption Form.